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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 15, 2004

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                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                       0-22223                 31-1499862
(State or other jurisdiction of      (Commission File        (IRS Employer
 incorporation or organization)           Number)            Identification No.)


                   101 E. Court Street, Sidney, Ohio      45365
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129


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Item 5. Other Events.

     On April 15, 2004, Peoples-Sidney Financial Corporation issued a news release announcing third quarter and year to date earnings for the fiscal year ended June 30, 2004 and the declaration of a cash dividend. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibit is furnished with this report.
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99.1 Press Release of Peoples-Sidney Financial Corporation, dated April 15,
     2004.

Item 12.  Results of Operations and Financial Condition.

     On April 15, 2004, Peoples-Sidney Financial Corporation issued a news release announcing its third quarter and year to date earnings for the fiscal year ending June 30, 2004 and the declaration of a cash dividend. The news release is attached as Exhibit 99.1 to this report and is incorporated into this
Item 12 by reference. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 15, 2004

                                  PEOPLES-SIDNEY FINANCIAL CORPORATION



                                  By:      /s/ Douglas Stewart
                                           -------------------------------------
                                           Douglas Stewart
                                           President and Chief Executive Officer



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                                  Exhibit Index
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Exhibit
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Number                          Description of Exhibit
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99.1           Press Release of Peoples-Sidney Financial Corporation, dated
               April 15, 2004.



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                                  Exhibit 99.1